UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                         April 8, 2005 (April 4, 2005)
                               ____________

                      DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

          Florida                   0-8527               59-1757642
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)           File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD              21090
   (Address of principal executive offices)               (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                                Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On April 4, 2005, a putative class and derivative action was filed in the Circuit Court of the Eleventh Judicial Circuit, in and for Miami-Date County of, Florida, by an alleged holder of Dialysis Corporation of America's (the "Company") shares alleging breaches of fiduciary duty by the Company's board of directors and its controlling shareholder, Medicore, Inc., (the "Parent"), in connection with the proposed merger of the Parent with the Company. The complaint alleges, among other things, that the consideration to be paid by the company to the shareholders of the Parent is "unfair and excessive" and that the Company's shareholders will suffer "unwarranted dilution". The plaintiff seeks injunctive relief barring consummation of the proposed merger, damages on behalf of the Company and attorney's fees. Based upon a preliminary review of the complaint, the Company believes the class and derivative actions are without merit, and the matter will be defended vigorously by the Company on behalf of the directors and by our Parent on its own behalf.

     On March 15, 2005, we issued in conjunction with our Parent, a press release indicating the proposed merger was subject to a definitive merger agreement, satisfactory fairness and tax opinions, and approval of the shareholders of our Company and our Parent. The special independent board committees of our Company and of our Parent have each retained their own investment banking firm to obtain their own fairness opinion as to whether the proposed merger transaction is fair from each company's and its respective unaffiliated shareholders' perspective. Our Company will be filing a registration statement with the Securities and Exchange Commission which will include a proxy statement/ prospectus which will provide complete details of the proposed merger, the fairness opinions on behalf of our Company and our Parent and other specifics relating to the Company, our Parent and the shareholder approval process.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                         /s/ Stephen W. Everett
                                       By----------------------------
                                         STEPHEN W. EVERETT
                                         President and Chief Executive
                                         Officer

Dated:  April 8, 2005